U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           --------------------------

                                    FORM 8-K



                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (date of earliest event reported): May 16, 2003



                           EASTGROUP PROPERTIES, INC.
                 ---------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



         Maryland                      1-7094                    13-2711135
-----------------------        ------------------------      -------------------
(State or Other Jurisdiction   (Commission File Number)      (IRS Employer
of Incorporation)                                            Identification No.)


     300 One Jackson Place, 188 East Capitol Street, Jackson, MS 39201-2195
     ----------------------------------------------------------------------
          (Address of Principal Executive Offices, including zip code)

                                  (601)354-3555
             ----------------------------------------------------
             (Registrant's telephone number, including area code)

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.   Other Events.

     On May 16, 2003, EastGroup Properties, Inc. (the "Company") agreed to sell 571,429 shares of common stock to an institutional buyer at $26.25 per share. This price was negotiated based on the Company's volume weighted average price of the 25 trading day period ended May 16, 2003. A.G. Edwards & Sons, Inc. was the exclusive placement agent for the offering.

     The Company intends to use the net proceeds of approximately $14,500,000 from the offering for general corporate purposes, acquisition of assets, new development and the possible redemption of the Company's Series A Preferred Stock. Pending such use, the net proceeds will be used to reduce outstanding variable rate debt.


ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

     (5) Opinion of Jaeckle Fleischmann & Mugel, LLP regarding legality.

     (8)  Opinion of Jaeckle Fleischmann & Mugel, LLP as to certain tax matters.

     (23) Consents of Jaeckle Fleischmann & Mugel, LLP (included as part of Exhibits 5 and 8).

     (99) Placement Agency Agreement between EastGroup Properties, Inc. and A.G. Edwards & Sons, Inc., dated May 16, 2003.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    May 22, 2003

                           EASTGROUP PROPERTIES, INC.


                           By:  /s/ N. KEITH MCKEY
                              --------------------------------------
                                 N. Keith McKey
                                 Executive Vice President, Chief Financial
                                 Officer and Secretary

                                  Exhibit Index
Exhibit No.    Description

(5)            Opinion of Jaeckle Fleischmann & Mugel, LLP regarding legality.

(8) Opinion of Jaeckle Fleischmann & Mugel, LLP as to certain tax matters.

(23) Consents of Jaeckle Fleischmann & Mugel, LLP (included as part of Exhibits 5 and 8).

(99)           Placement Agency Agreement between EastGroup Properties, Inc. and
               A.G. Edwards & Sons, Inc., dated May 16, 2003.

                                                                       Exhibit 5


                                  May 20, 2003


EastGroup Properties, Inc.
300 One Jackson Place
188 East Capitol Street
Jackson, Mississippi 39201-2195

     Re: Issuance and Sale of 571,429 shares of common stock (the "Shares") pursuant to a Placement Agency Agreement between EastGroup Properties, Inc. (the "Company") and A.G. Edwards & Sons, Inc.

Ladies and Gentlemen:

     As your counsel, we have examined the Placement Agency Agreement, the Company's Registration Statement on Form S-3 (File No. 333-58309) and the Company's Prospectus Supplement dated May 19, 2003 with respect to the Shares, and we are familiar with the documents referred to therein and incorporated therein by reference. We have also examined the Company's Articles of Incorporation, as amended, and Bylaws, as amended, such records of proceedings of the Company as we deemed material, and such other proceedings of the Company as we deemed necessary for the purpose of this opinion.

     We have examined the proceedings heretofore taken and we are informed as to the procedures proposed to be followed by the Company in connection with the authorization, issuance and sale of the Shares. In our opinion, the Shares to be issued by the Company will be, when issued and paid for pursuant to the Placement Agency Agreement, the Registration Statement and the Prospectus Supplement, duly authorized for issuance by all necessary corporate action and, upon the issuance thereof in accordance with their terms, the Shares will be legally issued, fully paid and non-assessable.

     We consent to the filing of this opinion as an exhibit to the Company's Current Report on Form 8-K and to all references to our firm in the Prospectus Supplement.

                                Very truly yours,

                                  /s/ JAECKLE FLEISCHMANN & MUGEL, LLP

                                                                       Exhibit 8

                                  May 20, 2003

EastGroup Properties, Inc.
300 One Jackson Place
188 East Capitol Street
Jackson, MS 39201-2195

     Re:  Certain Federal Income Tax Matters

Ladies and Gentlemen:

     We are legal counsel to EastGroup Properties, Inc., a Maryland corporation (the "Company"), and have represented the Company in connection with the issuance of 571,429 shares of common stock pursuant to a Placement Agency Agreement dated May 16, 2003 between the Company and A.G. Edwards & Sons, Inc. For the purposes of this Opinion Letter, the term "Subsidiary" means any corporation, limited partnership or limited liability company for which the Company owns fifty percent (50%) or more of the outstanding equity interests.

     In rendering this opinion, we have reviewed (i) the Company's Registration Statement on Form S-3 (No. 333-58309); (ii) the Company's Prospectus Supplement dated May 19, 2003; (iii) the Company's Articles of Incorporation as filed with the Secretary of State of Maryland, and the Certificate of Incorporation or other organizational documents of each Subsidiary, as amended; (iv) the Company's Bylaws and the Bylaws of each Subsidiary, as amended; (v) the partnership agreements for partnerships or joint ventures in which the Company or a Subsidiary is a partner; (vi) the operating agreements for limited liability companies in which the Company or a Subsidiary is a member; and (vii) the Company's Federal Income Tax Returns for the years ended December 31, 1997, 1998, 1999, 2000 and 2001.

     We have reviewed with management of the Company the investments and operations of the Company and its Subsidiaries. We have also reviewed certain documents of the Company and its Subsidiaries relating to the ownership and operation of selected real estate properties and other investments, including management agreements and partnership agreements relating to such properties and forms of leases relating to the Company's or its Subsidiaries' interest in such properties, and we rely upon representations made to us by management of the Company that such documents are representative of those existing and in effect with respect to other properties of the Company and its Subsidiaries. Our discussions with management focused on, among other things, the number and holdings of stockholders of the Company; the actual and proposed distribution policy of the Company; various recordkeeping requirements; the composition of the assets of the Company; the magnitude of personal property included in its or its Subsidiaries' real property leases; the income generated from subleases of its real property; the services rendered to the Company's tenants and non-tenants; and other matters which we deem relevant and upon which we rely for purposes of rendering this opinion. Furthermore, where such factual representations involve terms defined in the Internal Revenue Code of 1986, as amended (the "Code"), the Treasury regulations thereunder (the "Regulations"), published rulings of the Internal Revenue Service (the "Service"), or other relevant authority, we have explained such terms to the Company's representatives and are satisfied that the Company's representatives understand such terms and are capable of making such factual representations.

     In rendering this opinion we have relied, as to factual matters, upon a certificate of an officer of the Company (the "Officer's Certificate"). Although we have not independently verified the truth, accuracy or completeness of the factual representations contained in the Officer's Certificate and the underlying assumptions upon which they are based, after reasonable inquiry and investigation, nothing has come to our attention that would cause us to question them.

     Based upon the foregoing, we are of the opinion that: (1) for its taxable years ended December 31, 1997 through December 31, 2002, the Company has continuously been organized and has operated in conformity with the requirements for qualification as a "real estate investment trust" under the Code; (2) the Company's current and proposed organization and method of operation will permit it to continue to meet the requirements for taxation as a "real estate investment trust" under the Code for its 2003 taxable year and thereafter; and
(3) the federal income tax discussion described in the Prospectus Supplement under the caption "Material United States Federal Income Tax Consequences" is correct in all material respects and fairly summarizes in all material respects the federal income tax laws referred to therein.

     We note, however, that the ability of the Company to qualify as a real estate investment trust for any year will depend upon future events, some of which are not within the Company's control, and it is not possible to predict whether the facts set forth in the Registration Statement, the Prospectus Supplement, the Officer's Certificate and this Opinion Letter will continue to be accurate in the future. In addition, our opinions are based on the Code and the regulations thereunder, and the status of the Company as a real estate investment trust for federal income tax purposes may be affected by changes in the Code and such regulations.

     We consent to being named as Counsel to the Company in the Registration Statement and the Prospectus Supplement, to the references in the Registration Statement and the Prospectus Supplement to our firm and to the inclusion of a copy of this Opinion Letter as an exhibit to the Company's Current Report on Form 8-K.

                                Very truly yours,


                                /s/ JAECKLE FLEISCHMANN & MUGEL, LLP

                                                                      Exhibit 99

                           EASTGROUP PROPERTIES, INC.

                                 571,429 Shares

                                  Common Stock

                               ($.0001 Par Value)

                           PLACEMENT AGENCY AGREEMENT

                                                                    May 16, 2003

A.G. Edwards & Sons, Inc.
One North Jefferson Avenue
St. Louis, Missouri 63103

     The undersigned, EastGroup Properties, Inc., a Maryland corporation (the "Company"), hereby addresses you ("you," or the "Placement Agent") and confirms its agreement with you as follows:

     1. Description of Shares. The Company has engaged the Placement Agent in connection with the issuance of securities of the Company in the form of common stock (the "Common Stock") pursuant to that certain Engagement Letter, dated May 8, 2003, between the Company and A.G. Edwards & Sons, Inc. (the "Engagement Letter"). Pursuant to such engagement, the Company proposes to issue and sell to a certain investor (the "Investor") shares (the "Shares") of its Common Stock, par value $.0001 per share, in a public offering under its registration statement (Registration No. 333-58309) on Form S-3. The Company desires to engage the Placement Agent as its placement agent in connection with such issuance and sale. The Shares are more fully described in the Prospectus hereinafter defined.

     2. Agreement to Act as Placement Agent; Delivery and Payment. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Placement Agent agrees to act as the Company's exclusive placement agent to assist the Company, on a best efforts basis, in connection with the proposed issuance and sale by the Company of the Shares to the Investor. The Company expressly acknowledges and agrees that this Agreement does not in any way constitute a commitment by the Placement Agent to purchase any of the Shares and does not ensure successful placement of the Shares or any portion thereof. The Company shall pay to the Placement Agent concurrently with the Closing (as defined below) 2.5% of the gross purchase price of the Shares (the "Placement Fee").

     Upon satisfaction of the conditions set forth in Section 5 hereof, the closing of the sale and issuance of the Shares (the "Closing") shall occur at the offices of Jaeckle Fleischmann & Mugel, LLP, or at such other place as may be agreed upon between you and the Company (the "Place of Closing"), at 8:00 a.m., central time, on May 20, 2003, or at such other time and date not later than four full business days thereafter as you and the Company may agree, such time and date of payment and delivery being herein called the "Closing Date." The delivery of the Shares shall be made to the respective accounts of the Investor against payment by the Investor of the purchase price thereof (the "Requisite Funds") to the Placement Agent on behalf of the Company through the ID System of The Depository Trust Company (the "DTC"). The Placement Agent shall then immediately transfer the Requisite Funds, less the Placement Fee and any expenses of the Placement Agent for which the Company is obligated to reimburse, to the Company by Federal Funds wire transfer payable in same day funds. The delivery of the Shares to the Investor shall be made through the facilities of the DTC.

     It is understood that the Company proposes to offer the Shares to the Investor upon the terms and conditions set forth in the Prospectus (as defined below).

     3. Representations, Warranties and Agreements of the Company.

     The Company represents and warrants to and agrees with the Placement Agent that:

     (a)

          (i) The Company has filed with the Securities and Exchange Commission (the "SEC") a registration statement (Registration No. 333-58309) on Form S-3 for the registration of equity securities of the Company, including the Shares, which has been carefully prepared by the Company pursuant to and in conformity with the requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the rules and regulations thereunder (the "1933 Act Rules and Regulations") of the SEC. Such registration statement has been declared effective by the SEC. The Company meets the requirements for use of Form S-3 under the 1933 Act. Copies of such registration statement, including any amendments thereto, each related preliminary prospectus (meeting the requirements of Rule 430 or 430A of the 1933 Act Rules and Regulations) contained therein, and the exhibits, financial statements and schedules thereto have heretofore been delivered by the Company to you. A final prospectus containing information permitted to be omitted at the time of effectiveness by Rule 430A of the 1933 Act Rules and Regulations will be filed promptly by the Company with the SEC in accordance with Rule 424(b) of the 1933 Act Rules and Regulations. The term "Registration Statement" as used herein means the registration statement as amended at the time it became effective under the 1933 Act (the "Effective Date"), including financial statements and all exhibits and all documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act and, if applicable, the information deemed to be included by Rule 430A of the 1933 Act Rules and Regulations. The term "Prospectus" as used herein means the prospectus constituting a part of the Registration Statement and included in the Registration Statement at the Effective Date, as supplemented by each prospectus supplement relating to the offering of the Shares, including any such prospectus supplement filed pursuant to Rule 424(b) of the 1933 Act Rules and Regulations (the "Prospectus Supplement") and including any information and documents included therein by reference pursuant to Item 12 of Form S-3 under the 1933 Act. For purposes of this Agreement, the words "amend," "amendment," "amended," "supplement" or "supplemented" with respect to the Registration Statement or the Prospectus shall mean amendments or supplements to the Registration Statement or the Prospectus, as the case may be; as well as documents filed after the date of this Agreement and prior to the completion of the distribution of the Shares and incorporated by reference therein as described above.

          (ii) Neither the SEC nor any state or other jurisdiction or other regulatory body has issued, and neither is, to the knowledge of the Company, threatening to issue, any stop order under the 1933 Act or other order suspending the effectiveness of the Registration Statement (as amended or supplemented) or preventing or suspending the use of the Prospectus or suspending the qualification or registration of the Shares for offering or sale in any jurisdiction nor instituted or, to the knowledge of the Company, threatened to institute proceedings for any such purpose. The Registration Statement and the Prospectus and any amendments or supplements thereto contain or will contain, as the case may be, all statements which are required to be stated therein by, and in all material respects conform or will conform, as the case may be, to the requirements of, the 1933 Act and the 1933 Act Rules and Regulations. Neither the Registration Statement nor any amendment thereto, as of the applicable effective date, contains or will contain, as the case may be, any untrue statement of a material fact or omits or will omit to state any material fact required to be stated therein or necessary to make the statements therein, not misleading, and neither the Prospectus nor any supplement thereto contains or will contain, as the case may be, any untrue statement of a material fact or omits or will omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representation or warranty as to information contained in or omitted from the Prospectus in reliance upon, and in conformity with, written information relating to the Placement Agent furnished to the Company by the Placement Agent expressly for use in the preparation thereof (as provided in Section 12 hereof).
     There is no contract or document required to be described in the Registration Statement or Prospectus or to be filed as an exhibit to the Registration Statement which is not described or filed as required. The documents incorporated by reference in the Prospectus pursuant to Item 12 of Form S-3 under the 1933 Act, at the time they were filed with the SEC, complied in all material respects with the requirements of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the rules and regulations adopted by the SEC thereunder (the "1934 Act Rules and Regulations"). Any future documents incorporated by reference so filed, when they are filed, will comply in all material respects with the requirements of the 1934 Act and the 1934 Act Rules and Regulations; no such incorporated document contained or will contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and, when read together and with the other information in the Prospectus, at the time the Registration Statement became effective and at the Closing Date, each such incorporated document did not or will not, as the case may be, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

          (iii) This Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding obligation of the Company enforceable against the Company in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and by general principles of equity (the "Exceptions").

          (iv) The Company and its subsidiaries have been duly organized and are validly existing as corporations, partnerships or limited liability companies, as the case may be, in good standing under the laws of the states or other jurisdictions in which they are incorporated or formed, as the case may be, with full power and authority (corporate and other) to own, lease and operate their properties and conduct their businesses as described in the Prospectus and, with respect to the Company, to execute and deliver, and perform the Company's obligations under, this Agreement; the Company and its subsidiaries are duly qualified to do business as foreign corporations in good standing in each state or other jurisdiction in which their ownership or leasing of property or conduct of business legally requires such qualification, except where the failure to be so qualified, individually or in the aggregate, would not have a Material Adverse Effect. The term "Material Adverse Effect" as used herein means any material adverse effect on the condition (financial or other), net worth, business, affairs, management, prospects, results of operations or cash flow of the Company and its subsidiaries, taken as a whole.

          (v) Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree. Other than as set forth in the Prospectus and, since the respective dates as of which information is given in the Prospectus, there has not been any change in the capital stock, partnership interests or membership or similar interests, as the case may be, or long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole, otherwise than as set forth in the Prospectus.

          (vi) The issuance and sale of the Shares and the execution, delivery and performance by the Company of this Agreement, and the consummation of the transactions herein contemplated, will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any properties or assets of the Company or any of its subsidiaries under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the properties or assets of the Company or any of its subsidiaries is subject, except to such extent as, individually or in the aggregate, does not have a Material Adverse Effect, nor will such action result in any violation of the provisions of the Company's Charter, Articles Supplementary or bylaws or any statute, rule, regulation or other law, or any order or judgment, of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement, the issuance and sale of the Shares or the consummation of the transactions contemplated hereby, except such as have been, or will be prior to the Closing Date, obtained under the 1933 Act or as may be required by the National Association of Securities Dealers, Inc. (the "NASD") and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or blue sky laws in connection with the purchase of the Shares by the Investor.

          (vii) The Company has duly and validly authorized capital stock as set forth in the Prospectus; all outstanding shares of Common Stock of the Company and the Shares conform, or when issued will conform, to the description thereof in the Prospectus and have been, or, when issued and paid for in the manner described herein will be, duly authorized, validly issued, fully paid and non-assessable; and the issuance of the Shares to be purchased from the Company hereunder is not subject to preemptive or other similar rights, or any restriction upon the voting or transfer thereof pursuant to applicable law or the Company's Charter, Articles Supplementary, bylaws or governing documents or any agreement to which the Company or any of its subsidiaries is a party or by which any of them may be bound. All corporate action required to be taken by the Company for the authorization, issuance and sale of the Shares has been duly and validly taken. Except as disclosed in the Prospectus, there are no outstanding subscriptions, rights, warrants, options, calls, convertible securities, commitments of sale or rights related to or entitling any person to purchase or otherwise to acquire any shares of, or any security convertible into or exchangeable or exercisable for, the capital stock of, or other ownership interest in, the Company. The outstanding shares of capital stock, partnership interests or membership or similar interests, as the case may be, of the Company's subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable and are owned by the Company free and clear of any mortgage, pledge, lien, encumbrance, charge or adverse claim and are not the subject of any agreement or understanding with any person and were not issued in violation of any preemptive or similar rights; and there are no outstanding subscriptions, rights, warrants, options, calls, convertible securities, commitments of sale or instruments related to or entitling any person to purchase or otherwise acquire any shares of, or any security convertible into or exchangeable or exercisable for, the capital stock of, or other ownership interest in any of the subsidiaries.

          (viii) The statements set forth in the Prospectus describing the Shares insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair.

          (ix) Each of the Company and its subsidiaries is in possession of and is operating in compliance with all franchises, grants, authorizations, licenses, certificates, permits, easements, consents, orders and approvals ("Permits") from all state, federal, foreign and other regulatory authorities, and has satisfied the requirements imposed by regulatory bodies, administrative agencies or other governmental bodies, agencies or officials, that are required for the Company and its subsidiaries lawfully to own, lease and operate their properties and conduct their businesses as described in the Prospectus, and, each of the Company and its subsidiaries is conducting its business in compliance with all of the laws, rules and regulations of each jurisdiction in which it conducts its business, in each case with such exceptions, individually or in the aggregate, as would not have a Material Adverse Effect; each of the Company and its subsidiaries has filed all notices, reports, documents or other information ("Notices") required to be filed under applicable laws, rules and regulations, in each case, with such exceptions, individually or in the aggregate, as would not have a Material Adverse Effect; and, except as otherwise specifically described in the Prospectus, neither the Company nor any of its subsidiaries has received any notification from any court or governmental body, authority or agency, relating to the revocation or modification of any such Permit or, to the effect that any additional authorization, approval, order, consent, license, certificate, permit, registration or qualification ("Approvals") from such regulatory authority is needed to be obtained by any of them, in any case where it could be reasonably expected that obtaining such Approvals or the failure to obtain such Approvals, individually or in the aggregate, would have a Material Adverse Effect.

          (x) The Company and its subsidiaries have filed all necessary federal, state and foreign income and franchise tax returns and paid all taxes shown as due thereon; all such tax returns are complete and correct in all material respects; all tax liabilities are adequately provided for on the books of the Company and its subsidiaries except to such extent as would not have a Material Adverse Effect; the Company and its subsidiaries have made all necessary tax payments (including payroll and/or withholding taxes)and are current and up-to-date; and the Company and its subsidiaries have no knowledge of any tax proceeding or action pending or threatened against the Company or its subsidiaries which, individually or in the aggregate, might have a Material Adverse Effect. The Company has made adequate charges, accruals and reserves in the applicable financial statements referred to in Section 3(a)(xx) hereof in respect of all federal, state, local and foreign income and franchise taxes for all periods as to which the tax liability of the Company or any of the subsidiaries has not been finally determined.

          (xi) The Company and its subsidiaries have good and marketable title in fee simple to all items of real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances, restrictions and defects except such as are described in the Prospectus or do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property; and any property held under lease or sublease by the Company or any of its subsidiaries is held under valid, subsisting and enforceable leases or subleases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and neither the Company nor any of its subsidiaries has any notice or knowledge of any material claim of any sort which has been, or may be, asserted by anyone adverse to the Company's or any of its subsidiaries' rights as lessee or sublessee under any lease or sublease described above, or affecting or questioning the Company's or any of its subsidiaries' rights to the continued possession of the leased or subleased premises under any such lease or sublease in conflict with the terms thereof.

          (xii) Except as described in the Prospectus, there is no factual basis for any action, suit or other proceeding involving the Company or any of its subsidiaries or any of their material assets for any failure of the Company or any of its subsidiaries, or any predecessor thereof, to comply with any requirements of federal, state or local regulation relating to air, water, solid waste management, hazardous or toxic substances, or the protection of health or the environment. Except as described in the Prospectus, none of the property owned or leased by the Company or any of its subsidiaries is, to the best knowledge of the Company, contaminated with any waste or hazardous substances, and neither the Company nor any of its subsidiaries may be deemed an "owner or operator" of a "facility" or "vessel" which owns, possesses, transports, generates or disposes of a "hazardous substance" as those terms are defined in section 9601 of the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. section 9601 et seq.

          (xiii) No labor disturbance exists with the employees of the Company or any of its subsidiaries or is imminent which, individually or in the aggregate, would have a Material Adverse Effect. None of the employees of the Company or any of its subsidiaries is represented by a union and, to the best knowledge of the Company and its subsidiaries, no union organizing activities are taking place. Neither the Company nor any of its subsidiaries has violated any federal, state or local law or foreign law relating to discrimination in hiring, promotion or pay of employees, nor any applicable wage or hour laws, or the rules and regulations thereunder, or analogous foreign laws and regulations, which might, individually or in the aggregate, result in a Material Adverse Effect.

          (xiv) The Company and its subsidiaries are in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"); no "reportable event" (as defined in ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) for which the Company and its subsidiaries would have any liability; the Company and its subsidiaries have not incurred and do not expect to incur liability under (A) Title IV of ERISA with respect to termination of, or withdrawal from, any pension plan or (B) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the "Code"); and each pension plan for which the Company or any of its subsidiaries would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects, and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

          (xv) The Company and its subsidiaries maintain insurance of the types and in the amounts generally deemed adequate for their business, including, but not limited to, directors' and officers' insurance, insurance covering real and personal property owned or leased by the Company and its subsidiaries against theft, damage, destruction, acts of vandalism and all other risks customarily insured against, all of which insurance is in full force and effect. Neither the Company nor any of its subsidiaries has been refused any insurance coverage applied for, and the Company has no reason to believe that it and its subsidiaries will not be able to renew their existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue their business at a cost that would not have a Material Adverse Effect.

          (xvi) Neither the Company nor any of its subsidiaries is, or with the giving of notice or lapse of time or both would be, in default or violation with respect to its Charter, Articles Supplementary, bylaws, partnership agreements, operating agreements or other governing documents, as the case may be. Neither the Company nor any of its subsidiaries is, or with the giving of notice or lapse of time or both would be, in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the properties or assets of the Company or any of its subsidiaries is subject, or in violation of any statutes, laws, ordinances or governmental rules or regulations or any orders or decrees to which it is subject, including, without limitation,
     Section 13 of the 1934 Act, which default or violation, individually or in the aggregate, would have a Material Adverse Effect. Neither the Company nor any of its subsidiaries has, at any time during the past five years,
     (A) made any unlawful contributions to any candidate for any political office, or failed fully to disclose any contribution in violation of law, or (B) made any payment to any state, federal or foreign government official, or other person charged with similar public or quasi-public duty (other than payment required or permitted by applicable law).

          (xvii) Other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect or which would materially and adversely affect the consummation of the transactions contemplated hereby or which is required to be disclosed in the Prospectus; to the best of the Company's knowledge, no such proceedings are threatened or contemplated.

          (xviii) The Company is not and, after giving effect to the offering and sale of the Shares, will not be a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company," as such terms are defined in the Public Utility Holding Company Act of 1935, as amended (the "1935 Act").

          (xix) The Company is not and, after giving effect to the offering and sale of the Shares, will not be an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended (the "1940 Act").

          (xx) KPMG LLP, the accounting firm which has certified the financial statements filed with or incorporated by reference in and as a part of the Registration Statement, is an independent public accounting firm within the meaning of the 1933 Act and the 1933 Act Rules and Regulations. The Company and each of its subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that: (A) transactions are executed in accordance with management's general or specific authorizations; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management's general or specific authorization; and (D) the recorded accounts for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect thereto. The consolidated financial statements and schedules of the Company, including the notes thereto, filed with (or incorporated by reference) and as a part of the Registration Statement or Prospectus, are accurate in all material respects and present fairly the financial condition of the Company and its subsidiaries as of the respective dates thereof and the consolidated results of operations and changes in financial position and consolidated statements of cash flow for the respective periods covered thereby, all in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved except as otherwise disclosed therein. All adjustments necessary for a fair presentation of results for such periods have been made. The selected financial data included or incorporated by reference in the Registration Statement and Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements. Any operating or other statistical data included or incorporated by reference in the Registration Statement and Prospectus comply in all material respects with the 1933 Act and the 1933 Act Rules and Regulations and present fairly the information shown therein.

          (xxi) Except to the extent such rights have been waived with respect to the sale of the Shares, no holder of any security of the Company, or security convertible into a security of the Company, has any right to require registration of shares of Common Stock or any other security of the Company because of the filing of the Registration Statement or the consummation of the transactions contemplated hereby and, except as disclosed in the Prospectus, no person has the right to require registration under the 1933 Act of any shares of Common Stock or other securities of the Company. No person has the right, contractual or otherwise, to cause the Company to permit such person to underwrite the sale of any of the Shares. Except for this Agreement, there are no contracts, agreements or understandings between the Company or any of its subsidiaries and any person that would give rise to a valid claim against the Company, its subsidiaries or the Placement Agent for a brokerage commission, finder's fee or like payment in connection with the issuance, purchase and sale of the Shares.

          (xxii) The Company has not distributed and, prior to the later to occur of (A) the Closing Date and (B) completion of the distribution of the Shares, will not distribute any offering material in connection with the offering and sale of the Shares other than the Registration Statement, the Prospectus or documents incorporated therein by reference.

          (xxiii) The Company has not taken and will not take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in stabilization or manipulation of the price of the Company's Common Stock, and the Company is not aware of any such action taken or to be taken by affiliates of the Company.

          (xxiv) The Company represents and warrants to you that any certificate signed by any officer of the Company and delivered to the Placement Agent or to counsel for the Placement Agent shall be deemed a representation and warranty by the Company to the Placement Agent as to the matters covered thereby.

          (xxv) The Company represents and warrants to you that it is organized and has operated in conformity with the requirements for qualification and taxation as a real estate investment trust ("REIT") for each of its taxable years since its formation and its current organization and current and proposed method of operation will enable it to continue to meet the requirements for qualification and taxation as a REIT. No transaction event has occurred which could cause the Company not to be able to qualify as a REIT for its current taxable year or any future taxable year.

          (xxvi) The Company represents and warrants to you that each of the Company's subsidiaries that is a partnership or a limited liability company, other than any entity for which a taxable REIT subsidiary election has been made ("Subsidiary Partnerships"), is properly classified either as a disregarded entity or as a partnership, and not as a corporation or as an association taxable as a corporation, for federal income tax purposes throughout the period from its formation through the date hereof, or, in the case of any Subsidiary Partnerships that have terminated, through the date of termination of such Subsidiary Partnerships.

          (xxvii) The Company has retained KPMG LLP as its qualified accountants and qualified tax experts, and KPMG LLP (i) periodically tests procedures and conduct annual compliance reviews designed to determine compliance with the REIT provisions of the Internal Revenue Code of 1986, as amended (the "Code") and (ii) assists the Company in monitoring what it believes are appropriate accounting systems and procedures designed to determine compliance with the REIT provisions of the Code.

          (xxviii) The Company represents and warrants to you that the statements under the captions "Risk Factors--Other Risks--We May Fail to Qualify as a REIT" and "Material United States Federal Income Tax Consequences" in the Prospectus are accurate in all material respects.

     4. Additional Covenants. The Company covenants and agrees with the Placement Agent that:

     (a) The Company will timely transmit copies of the Prospectus, and any amendments or supplements thereto, to the SEC for filing pursuant to Rule 424(b) of the 1933 Act Rules and Regulations.

     (b) The Company has furnished or will deliver to the Placement Agent and counsel for the Placement Agent, without charge, conformed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein) and conformed copies of all consents and certificates of experts. The copies of the Registration Statement and each amendment thereto furnished to the Placement Agent will be identical to the electronically transmitted copies thereof filed with the SEC pursuant to EDGAR, except to the extent permitted by Regulation S-T or by Rule 424(b) of the 1933 Rules and Regulations. The Company will promptly notify the Placement Agent of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or of the initiation or threatening of any proceedings for any of such purposes. The Company will use its best efforts to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

     (c) The Company will not file any amendment or supplement to the Registration Statement, the Prospectus (or any other prospectus relating to the Shares filed pursuant to Rule 424(b) of the 1933 Act Rules and Regulations that differs from the Prospectus as filed pursuant to such Rule 424(b)) and will not file any document under the 1934 Act before the termination of the offering of the Shares by the Company if the document would be deemed to be incorporated by reference into the Registration Statement or the Prospectus, of which the Placement Agent shall not previously have been advised and furnished with a copy or to which the Placement Agent shall have reasonably objected or which is not in compliance with the 1933 Act Rules and Regulations; and the Company will promptly notify you after it shall have received notice thereof of the time when any amendment to the Registration Statement becomes effective or when any supplement to the Prospectus has been filed.

     (d) During the period when a Prospectus relating to any of the Shares is required to be delivered under the 1933 Act by any Placement Agent or dealer, the Company will comply, at its own expense, with all requirements imposed by the 1933 Act and the 1933 Act Rules and Regulations, as now and hereafter amended, and by the rules and regulations of the SEC thereunder, as from time to time in force, so far as necessary to permit the continuance of sales of or dealing in the Shares during such period in accordance with the provisions hereof and as contemplated by the Prospectus.

     (e) If, during the period when a Prospectus relating to any of the Shares is required to be delivered under the 1933 Act by any Placement Agent or dealer,
(i) any event relating to or affecting the Company or of which the Company shall be advised in writing by the Placement Agent shall occur as a result of which, in the opinion of the Company or the Placement Agent, the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or
(ii) it shall be necessary to amend or supplement the Registration Statement or the Prospectus to comply with the 1933 Act, the 1933 Act Rules and Regulations, the 1934 Act or the 1934 Act Rules and Regulations, the Company will forthwith at its expense prepare and file with the SEC, and furnish to the Placement Agent a reasonable number of copies of, such amendment or supplement or other filing that will correct such statement or omission or effect such compliance.

     (f) During the period when a Prospectus relating to any of the Shares is required to be delivered under the 1933 Act by the Placement Agent, the Company will furnish such proper information as may be lawfully required and otherwise cooperate in qualifying the Shares for offer and sale under the securities or blue sky laws of such jurisdictions as the Placement Agent may reasonably designate and will file and make in each year such statements or reports as are or may be reasonably required by the laws of such jurisdictions; provided, however, that the Company shall not be required to qualify as a foreign corporation or shall be required to qualify as a dealer in securities or to file a general consent to service of process under the laws of any jurisdiction.

     (g) In accordance with Section 11(a) of the 1933 Act and Rule 158 of the 1933 Act Rules and Regulations, the Company will make generally available to its security holders and to holders of the Shares, as soon as practicable, an earning statement (which need not be audited) in reasonable detail covering the 12 months beginning not later than the first day of the month next succeeding the month in which occurred the effective date (within the meaning of Rule 158) of the Registration Statement.

     (h) During the period when a Prospectus relating to any of the Shares is required to be delivered under the 1933 Act by the Placement Agent, the Company will file promptly all documents required to be filed with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the 1934 Act. The Company will furnish to its security holders annual reports containing financial statements audited by independent public accountants. The Company will, for a period of one year from the Closing Date, deliver to the Placement Agent at its principal executive office a reasonable number of copies of annual reports, quarterly reports, current reports and copies of all other documents, reports and information furnished by the Company to its shareholders or filed with any securities exchange or market pursuant to the requirements of such exchange or market or with the SEC pursuant to the 1933 Act or the 1934 Act. The Company will deliver to the Placement Agent similar reports with respect to any significant subsidiaries, as that term is defined in the 1933 Act Rules and Regulations, which are not consolidated in the Company's financial statements. Any report, document or other information required to be furnished under this paragraph (h) shall be furnished as soon as practicable after such report, document or information becomes available.

     (i) During the period beginning from the date of this Agreement and continuing to and including the date that is 30 days after the Closing Date, the Company will not, without the prior written consent of the Placement Agent, offer for sale, sell or enter into any agreement to sell, or otherwise dispose of, any equity securities of the Company, except for the Shares; provided, however, that the Company may issue, or grant options to purchase, shares of Common Stock pursuant to any employee stock incentive plan existing on the date hereof.

     (j) The Company will apply the proceeds from the sale of the Shares as set forth in the description under "Use of Proceeds" in the Prospectus, which description complies in all respects with the requirements of Item 504 of Regulation S-K.

     (k) The Company will promptly provide you with copies of all correspondence to and from, and all documents issued to and by, the SEC in connection with the registration of the Shares under the 1933 Act or relating to any documents incorporated by reference into the Registration Statement or the Prospectus.

     (l) Prior to the Closing Date, the Company will furnish to you, as soon as they have been prepared, copies of any unaudited interim consolidated financial statements of the Company and its subsidiaries for any periods subsequent to the periods covered by the financial statements appearing in the Registration Statement and the Prospectus or incorporated therein by reference.

     (m) Except as required by law, prior to the Closing Date, the Company will issue no press release or other communication, directly or indirectly, and will hold no press conferences with respect to the Company or any of its subsidiaries, the financial condition, results of operations, business, properties, assets or liabilities of the Company or any of its subsidiaries, or the offering of the Shares, without your prior written consent. In the event that any such disclosure is required by law, the Company will promptly notify you of such required disclosure prior to issuing any press release or other communication or holding any press conference, and, to the extent reasonably practicable, the Company will permit you to comment on any press release or other communication.

     (n) The Company will use its best efforts to obtain approval for, and maintain the quotation of the Shares on, the New York Stock Exchange.

     (o) The Company and its subsidiaries will maintain and keep accurate books and records reflecting their assets and maintain internal accounting controls which provide reasonable assurance that (i) transactions are executed in accordance with management's authorization, (ii) transactions are recorded as necessary to permit the preparation of the Company's consolidated financial statements and to maintain accountability for the assets of the Company and its subsidiaries, (iii) access to the assets of the Company and its subsidiaries is permitted only in accordance with management's authorization, and (iv) the recorded accounts of the assets of the Company and its subsidiaries are compared with existing assets at reasonable intervals.

     (p) The Company will use its best efforts to continue to meet the requirements for qualification as a REIT under Sections 856 through 860 of the Code.

     5. Conditions of Closing. The Closing shall be subject to the accuracy, as of the date hereof and as of the Closing Date, of the representations and warranties of the Company contained herein, to the performance by the Company of its covenants and obligations hereunder, and to the following additional conditions, and the Company shall not issue or sell the Shares unless and until all of the conditions of this Section 5 shall have been satisfied or waived by the Placement Agent:

     (a) The Registration Statement and all post-effective amendments thereto shall have become effective not later than 1:00 p.m., New York time, on the date hereof, or, with your consent, at a later date and time, not later than 1:00 p.m., New York time, on the first business day following the date hereof, or at such later date and time as may be approved by the Placement Agent. All filings required by Rule 424 and Rule 430A of the 1933 Act Rules and Regulations shall have been made. No stop order suspending the effectiveness of the Registration
Statement, as amended from time to time, shall have been issued and no proceeding for that purpose shall have been initiated or, to the knowledge of the Company or the Placement Agent, threatened or contemplated by the SEC, and any request of the SEC for additional information (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to the reasonable satisfaction of the Placement Agent.

     (b) The Placement Agent shall not have advised the Company on or prior to the Closing Date, that the Registration Statement or Prospectus or any amendment or supplement thereto contains an untrue statement of fact which, in the opinion of counsel to the Placement Agent, is material, or omits to state a fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     (c) On the Closing Date, you shall have received the opinion of Jaeckle Fleischmann & Mugel, LLP, counsel for the Company, addressed to you and dated the Closing Date, to the effect that:

          (i) The Registration Statement and all post-effective amendments thereto have become effective under the 1933 Act; any required filing of the Prospectus or any supplement thereto pursuant to Rule 424(b) or otherwise has been made in the manner and within the time period required thereby; and, to the knowledge of such counsel after due inquiry, no stop or other order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act or under the securities laws of any jurisdiction.

          (ii) The Registration Statement and the Prospectus, and each amendment or supplement thereto (including any document incorporated by reference into the Prospectus), as of their respective effective or issue date, comply as to form and appear on their face to be appropriately responsive in all material respects to the requirements of Form S-3 under the 1933 Act and the applicable 1933 Act Rules and Regulations (except that such counsel need express no opinion as to the financial statements or other financial or statistical data); the conditions for use of Form S-3 have been satisfied; and, as of the date they were filed with the SEC, the documents incorporated by reference in the Prospectus appear on their face to comply as to form and be appropriately responsive in all material respects with the requirements of the 1934 Act and the applicable 1934 Act Rules and Regulations (except that such counsel need express no opinion as to the financial statements or other financial data).

          (iii) The descriptions in the Registration Statement and Prospectus of statutes, laws, ordinances, rules, regulations, legal or governmental proceedings, contracts and other documents are accurate and fairly present the information required to be shown under the 1933 Act and the 1933 Act Rules and Regulations.

          (iv) This Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding obligation of the Company.

          (v) The Company and its subsidiaries have been duly organized and are validly existing as corporations partnerships and limited liability companies in good standing under the laws of the states or other jurisdictions in which they are incorporated and organized, with full power and authority (corporate and other) to own, lease and operate their properties and conduct their businesses as described in the Prospectus and, with respect to the Company, to execute and deliver, and perform the Company's obligations under, this Agreement; the Company and its subsidiaries are duly qualified to do business as foreign corporations or similar entities in good standing in each state or other jurisdiction in which their ownership or leasing of property or conduct of business legally requires such qualification, except where the failure to be so qualified, individually or in the aggregate, would not have a Material Adverse Effect.

          (vi)  The  entities   listed  on  Schedule  II  hereto  are  the  only
     subsidiaries, direct or indirect, of the Company. The Company owns, directly or indirectly through other subsidiaries, the percentage indicated on Schedule II of the outstanding shares of capital stock, partnership interests, membership or similar interests, as the case may be, or other securities evidencing equity ownership of such subsidiaries, and all such securities have been duly authorized and validly issued, are fully paid and non-assessable and, to the knowledge of such counsel, are owned by the Company free and clear of any mortgage, pledge, lien, encumbrance, charge or adverse claim and are not the subject of any agreement or understanding with any person, and were not issued in violation of any preemptive or similar rights; and, to the knowledge of such counsel, except as disclosed in the Prospectus, there are no outstanding subscriptions, rights, warrants, options, calls, convertible securities, commitments of sale, or instruments related to or entitling any person to purchase or otherwise acquire any shares of, or any security convertible into or exercisable or exchangeable for, any such shares of capital stock or other ownership interest of any of such subsidiaries.

          (vii) The issuance and sale of the Shares and the execution, delivery and performance by the Company of this Agreement, and the consummation of the transactions herein contemplated, will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any properties or assets of the Company or any of its subsidiaries under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel after due inquiry to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the properties or assets of the Company or any of its subsidiaries is subject, except to such extent as, individually or in the aggregate, does not have a Material Adverse Effect, nor will such action result in any violation of the provisions of the Company's Charter, Articles Supplementary or bylaws or any statute, rule, regulation or other law, or any order or judgment known to such counsel after due inquiry, of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties.

          (viii) No consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body is required in connection with the execution, delivery and performance of this Agreement, and the issuance and sale of the Shares or the consummation of the transactions contemplated hereby, except such as may be required under the 1933 Act or the 1933 Act Rules and Regulations and have been obtained, or as may be required by the NASD or under state securities or blue sky laws in connection with the purchase of the Shares by the Investor. Each of the Company and its subsidiaries has filed all Notices pursuant to, and has obtained all Approvals required to be obtained under, and has otherwise complied with all requirements of, all applicable laws and regulations in connection with the issuance and sale of the Shares, in each case with such exceptions, individually or in the aggregate, as would not affect the validity of the Shares, their issuance or the transactions contemplated hereby or have a Material Adverse Effect; and no such Notices or Approvals are required to be filed or obtained by the Company or any of its subsidiaries in connection with the execution, delivery and performance of this Agreement, the issuance and sale of the Shares or the transactions contemplated hereby, in each case with such exceptions, individually or in the aggregate, as would not affect the validity of the Shares, their issuance or the transactions contemplated hereby or have a Material Adverse Effect.

          (ix) To the knowledge of such counsel after due inquiry and other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect on the current or future consolidated financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole; and, to the knowledge of such counsel after due inquiry, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

          (x) The Company has duly and validly authorized and issued capital stock as set forth under the caption "Description of Capital Stock" in the Prospectus; all outstanding shares of Common Stock of the Company and the Shares conform, or when issued will conform, as to legal matters to the description thereof in the Prospectus: and all shares of Common Stock issued by the Company have been duly authorized, validly issued, fully paid and non-assessable; and the Shares to be sold by the Company have been duly authorized and, when delivered and paid for in accordance with this Agreement, will be validly issued, fully paid and non-assessable. All corporate action required to be taken by the Company for the authorization, issue and sale of the Shares has been duly and validly taken. The Shares are duly authorized for trading, subject to official notice of issuance and evidence of satisfactory distribution, on the New York Stock Exchange. The form of specimen certificate representing the Shares filed with the Securities and Exchange Commission is in valid and sufficient form. The issuance of the Shares to be purchased from the Company hereunder is not subject to preemptive or other similar rights, or any restriction upon the voting or transfer thereof pursuant to applicable law or the Charter, Articles Supplementary, bylaws or governing documents of the Company or any agreement to which the Company or any of its subsidiaries is a party or by which any of them may be bound; and, to such counsel's knowledge, except as described in the Prospectus, there are no outstanding subscriptions, rights, warrants, options, calls, convertible securities, commitments of sale or rights related to or entitling any person to purchase or otherwise acquire any shares of, or any security convertible into or exercisable or exchangeable for, the capital stock of, or other ownership interest in, the Company.

          (xi) To the knowledge of such counsel after due inquiry, the Company and each of its subsidiaries hold all licenses, certificates, permits and approvals from all state, federal and other regulatory authorities, and have satisfied in all material respects the requirements imposed by regulatory bodies, administrative agencies or other governmental bodies, agencies or officials, that are required for the Company and its subsidiaries lawfully to own, lease and operate its properties and conduct its business as described in the Prospectus, and, to the knowledge of such counsel after due inquiry, each of the Company and its subsidiaries is conducting its business in compliance in all material respects with all of the laws, rules and regulations of each jurisdiction in which it conducts its business.

          (xii) The statements made in the Prospectus under the captions "Risk Factors" and "Description of Capital Stock," Item 15 of Part II of the Registration Statement, and in the Company's Annual Report on Form 10-K for the year ended December 31, 2002 under Item 1, "Business," Item 11, "Executive Compensation" and Item 13, "Certain Relationships and Related Transactions," to the extent that they constitute summaries of documents referred to therein or matters of law or legal conclusions, have been reviewed by such counsel and are accurate summaries and fairly present the information disclosed therein.

          (xiii) Neither the Company nor any of its subsidiaries is, or with the giving of notice or lapse of time or both would be, in default or violation with respect to its Charter, or bylaws, partnership agreements or other governing documents, as the case may be. To the knowledge of such counsel after due inquiry, neither the Company nor any of its subsidiaries is, or with the giving of notice or lapse of time or both would be, in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the properties or assets of the Company or any of its subsidiaries is subject, or in violation of any statutes, laws, ordinances or governmental rules or regulations or any orders or decrees to which it is subject, including, without limitation,
     Section 13 of the 1934 Act, and neither the Company nor any of its subsidiaries has failed to obtain any other license, permit, franchise, easement, consent, or other governmental authorization necessary to the ownership, leasing and operation of its properties or to the conduct of its business, which default, violation or failure, individually or in the aggregate, would have a Material Adverse Effect.

          (xiv) To the knowledge of such counsel after due inquiry, (A) there are no material (individually, or in the aggregate) legal, governmental or regulatory proceedings pending or threatened to which the Company or any of its subsidiaries is a party or of which the business or properties of the Company or any of its subsidiaries is the subject which are not disclosed in the Registration Statement and Prospectus; (B) there are no contracts or documents of a character required to be described in the Registration
     Statement or the Prospectus or to be filed as an exhibit to the Registration Statement which are not described or filed as required; and
     (C) there are no statutes, ordinances, laws, rules or regulations required to be described in the Registration Statement or Prospectus which are not described as required.

          (xv) The Company is not and, after giving effect to the offering and sale of the Shares, will not be a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company," as such terms are defined in the 1935 Act.

          (xvi) The Company is not and, after giving effect to the offering and sale of the Shares, will not be an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the 1940 Act.

          (xvii) All the shares of capital stock of the Company have been issued and sold in compliance with all applicable federal and state securities laws.

          (xviii) To the knowledge of such counsel after due inquiry and except as disclosed in the Prospectus, no holder of any security of the Company has any right to require registration of shares of Common Stock or any other security of the Company because of the filing of the Registration Statement or the consummation of the transactions contemplated hereby and, except to the extent such rights have been waived with respect to the sale of the Shares no person has the right to require registration under the 1933 Act of any shares of Common Stock or other securities of the Company.

          (xviv) The Company has been organized and has operated in conformity with the requirements for qualification and taxation as a REIT for each of its taxable years beginning with the taxable year ended December 31, 1997 through December 31, 2002, and its current organization and proposed method of operation will enable it to continue to meet the requirements for qualification and taxation as a REIT for the taxable year 2003 and thereafter.

          (xx) The statements under the captions "Risk Factors--Other Risks--We May Fail to Qualify as a REIT" and "Material United States Federal Income Tax Consequences" in the Prospectus have been reviewed by counsel and, to the extent they constitute descriptions of legal matters or legal conclusions, are accurate in all material respects.

     Such counsel shall confirm that during the preparation of the Registration Statement and Prospectus, such counsel participated in conferences with the Placement Agent and its counsel and with officers and representatives of the Company and its independent accountants, at which conferences the contents of the Registration Statement and the Prospectus (including all documents filed under the 1934 Act and deemed incorporated by reference therein) were discussed, reviewed and revised. On the basis of the information which was developed in the course thereof, considered in light of such counsel's understanding of applicable law and the experience gained by such counsel through their practice thereunder, without such counsel assuming responsibility for the accuracy and completeness of such statements except to the extent expressly provided above, such counsel shall confirm that nothing came to their attention that would lead them to believe that (i) the Registration Statement (including any document filed under the 1934 Act and deemed incorporated by reference therein), as of the Effective Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) the Prospectus or any amendment or supplement thereto (including any document filed under the 1934 Act and deemed incorporated by reference therein) as of its respective issue date and as of the Closing Date, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (other than the financial statements and schedules, or other financial data, as to which such counsel need express no opinion).

     In rendering the foregoing opinion, such counsel may rely, (1) as to matters involving laws of any jurisdiction other than State of New York or the United States of America, upon opinions addressed to the Placement Agent of other counsel satisfactory to it and Morrison & Foerster LLP, counsel to the Placement Agent, and (2) as to all matters of fact, upon certificates and written statements of the executive officers of, and accountants for, the Company; provided, in either case, that such counsel shall state in their opinion that they and the Placement Agent are justified in relying thereon.

     (d) You shall have received on the Closing Date, from Morrison & Foerster LLP, counsel to the Placement Agent, such opinion or opinions, dated the Closing Date, with respect to such matters as you may reasonably require; and the Company shall have furnished to such counsel such documents as they reasonably request for the purposes of enabling them to review or pass on the matters referred to in this Section 5 and in order to evidence the accuracy, completeness and satisfaction of the representations, warranties and conditions herein contained.

     (e) You shall have received at or prior to the Closing Date from Morrison & Foerster LLP a memorandum or memoranda, in form and substance satisfactory to you, with respect to the qualification for offering and sale by the Company of the Shares under state securities or Blue Sky laws of such jurisdictions as the Placement Agent may have designated to the Company.

     (f) On the business day immediately preceding the date of this Agreement and on the Closing Date, you shall have received from KPMG LLP, letters, dated the respective dates of delivery, in form and substance satisfactory to you, confirming that they are independent public accountants with respect to the Company within the meaning of the 1933 Act, the 1933 Act Rules and Regulations, the 1934 Act, and the 1934 Act Rules and Regulations, and stating to the effect set forth in Schedule I hereto.

     (g) Except as contemplated in the Prospectus, (i) neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree; and (ii) subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, neither the Company nor any of its subsidiaries shall have incurred any liability or obligation, direct or contingent, or entered into any transactions, and there shall not have been any change in the capital stock, partnership interests or membership or similar interests, as the case may be, or short-term or long-term debt of the Company and its subsidiaries or any change, or any development involving or which might reasonably be expected to involve a prospective change in the condition (financial or other), net worth, business, affairs, management, prospects, results of operations or cash flow of the Company or its subsidiaries, the effect of which, in any such case described in clause (i) or (ii), is in the Placement Agent's judgment so material or adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered on such Closing Date on the terms and in the manner contemplated in the Prospectus.

     (h) There shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange or the Nasdaq National Market or the establishment on such exchanges or market by the SEC or by such exchanges or markets of minimum or maximum prices which are not in force and effect on the date hereof; (ii) a suspension or material limitation in trading in the Company's securities on the New York Stock Exchange or the establishing on such market by the SEC or by such market of minimum or maximum prices which are not in force and effect on the date hereof;
(iii) a general moratorium on commercial banking activities declared by either federal or any state authorities; (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, which in your judgment makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares in the manner contemplated in the Prospectus; or (v) any calamity or crisis, change in national, international or world affairs, act of God, change in the international or domestic markets, or change in the existing financial, political or economic conditions in the United States or elsewhere, which in your judgment makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares in the manner contemplated in the Prospectus.

     (i) You shall have received certificates, dated the Closing Date and signed by the President and the Chief Financial Officer of the Company, in their capacities as such, stating that:

          (i) the condition set forth in Section 5(a) has been fully satisfied;

          (ii) they have carefully examined the Registration Statement and the Prospectus as amended or supplemented and all documents incorporated by reference therein and nothing has come to their attention that would lead them to believe that either the Registration Statement or the Prospectus, or any amendment or supplement thereto or any documents incorporated by reference therein as of their respective effective, issue or filing dates, contained, and the Prospectus as amended or supplemented and all documents incorporated by reference therein and when read together with the documents incorporated by reference therein, at such Closing Date, contains any untrue statement of a material fact, or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading;

          (iii) since the Effective Date, there has occurred no event required to be set forth in an amendment or supplement to the Registration Statement or the Prospectus which has not been so set forth and there has been no document required to be filed under the 1934 Act and the 1934 Act Rules and Regulations that upon such filing would be deemed to be incorporated by reference into the Prospectus that has not been so filed;

          (iv) all representations and warranties made herein by the Company are true and correct at such Closing Date, with the same effect as if made on and as of such Closing Date, and all agreements herein to be performed or complied with by the Company on or prior to such Closing Date have been duly performed and complied with by the Company;

          (v) neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree;

          (vi) except as disclosed in the Prospectus, subsequent to the respective dates as of which information is given in the Registration
     Statement and the Prospectus, neither the Company nor any of its subsidiaries has incurred any liabilities or obligations, direct or contingent, other than in the ordinary course of business, or entered into any transactions not in the ordinary course of business, which in either case are material to the Company or such subsidiary; and there has not been any change in the capital stock, partnership interests or membership or similar interests, as the case may be, or material increase in the short-term debt or long-term debt of the Company or any of its subsidiaries or any material adverse change or any development involving or which may reasonably be expected to involve a prospective material adverse change, in the condition (financial or other), net worth, business, affairs, management, prospects, results of operations or cash flow of the Company and its subsidiaries taken as a whole; and there has been no dividend or distribution of any kind, paid or made by the Company on any class of its capital stock;

          (vii) there has not been any change or decrease specified in paragraphs (iii)(E) or (iii)(F) of the letter or letters delivered to the Placement Agent referred to in Section 5(f) above, except those changes and decreases that are disclosed therein; and

          (viii) covering such other matters as you may reasonably request.

     (j) The Company shall have furnished to you at the Closing Date such further information, opinions, certificates, letters and documents as you may have reasonably requested.

     (k) The Shares shall have been approved for trading upon official notice of issuance on the New York Stock Exchange.

     All such opinions, certificates, letters and documents will be in compliance with the provisions hereof only if they are satisfactory in form and substance to you and to Morrison & Foerster LLP, counsel for the Placement Agent. The Company will furnish you with such signed and conformed copies of such opinions, certificates, letters and documents as you may request.

     If any of the conditions specified above in this Section 5 shall not have been satisfied at or prior to the Closing Date or waived by you in writing, this Agreement may be terminated by you on notice to the Company, whereupon the Company shall not issue or sell the Shares.

     6. Indemnification and Contribution.

     (a) The Company will indemnify and hold harmless the Placement Agent from and against any losses, damages or liabilities, joint or several, to which the Placement Agent may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such losses, damages or liabilities (or actions or claims in respect thereof) arise out of or are based upon (i) an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Prospectus or any other prospectus relating to the Shares, or any amendment or supplement thereto, or in any blue sky application or other document executed by the Company or based on any information furnished in writing by the Company, filed in any state or other jurisdiction in order to qualify any or all of the Shares under the securities laws thereof (the "Blue Sky Application"), or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Placement Agent for any legal or other expenses incurred by the Placement Agent in connection with investigating, preparing, pursuing or defending against or appearing as a third party witness in connection with any such loss, damage, liability or action or claim, including, without limitation, any investigation or proceeding by any governmental agency or body, commenced or threatened, including the reasonable fees and expenses of counsel to the indemnified party, as such expenses are incurred (including such losses, damages, liabilities or expenses to the extent of the aggregate amount paid in settlement of any such action or claim, provided that (subject to Section 6(c) hereof) any such settlement is effected with the written consent of the Company); provided, however, that the Company shall not be liable in any such case to the extent, but only to the extent, that any such loss, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Prospectus relating to the Shares in reliance upon and in conformity with written information relating to the Placement Agent furnished to the Company by the Placement Agent expressly for use in the preparation thereof (as provided in Section 12 hereof).

     (b) The Placement Agent will indemnify and hold harmless the Company from and against any losses, damages or liabilities to which the Company may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such losses, damages or liabilities (or actions or claims in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Prospectus relating to the Shares, or arise out of are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Prospectus relating to the Shares in reliance upon and in conformity with written information relating to the Placement Agent furnished to the Company by the Placement Agent expressly for use in the preparation thereof (as provided in Section 12 hereof), and will reimburse the Company for any legal or other expenses incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred (including such losses, damages, liabilities or expenses to the extent of the aggregate amount paid in settlement of any such action or claim, provided that (subject to Section 6(c) hereof) any such settlement is effected with the written consent of the Placement Agent).

     (c) Promptly after receipt by an indemnified party under Section 6(a) or 6(b) hereof of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under Section 6(a) or 6(b) hereof, notify each such indemnifying party in writing of the commencement thereof, but the failure so to notify such indemnifying party shall not relieve such indemnifying party from any liability except to the extent that it has been prejudiced in any material respect by such failure or from any liability that it may have to any such indemnified party otherwise than under Section 6(a) or 6(b) hereof. In case any such action shall be brought against any such indemnified party and it shall notify each indemnifying party of the commencement thereof, each such indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party under Section 6(a) or 6(b) hereof similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of such indemnified party, be counsel to such indemnifying party), and, after notice from such indemnifying party to such indemnified party of its election so to assume the defense thereof, such indemnifying party shall not be liable to such indemnified party under Section 6(a) or 6(b) hereof for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. The indemnified party shall have the right to employ its own counsel in any such action, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment of counsel by such indemnified party at the expense of the indemnifying party has been authorized by the indemnifying party, (ii) the indemnified party shall have been advised by such counsel that there may be a conflict of interest between the indemnifying party and the indemnified party in the conduct of the defense, or certain aspects of the defense, of such action (in which case the indemnifying party shall not have the right to direct the defense of such action with respect to those matters or aspects of the defense on which a conflict exists or may exist on behalf of the indemnified party) or (iii) the indemnifying party shall not in fact have timely employed counsel reasonably satisfactory to such indemnified party to assume the defense of such action, in any of which events such fees and expenses to the extent applicable shall be borne, and shall be paid as incurred, by the indemnifying party. If at any time such indemnified party shall have requested such indemnifying party under Section 6(a) or 6(b) hereof to reimburse such indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 6(a) or 6(b) hereof effected without its written consent if (A) such settlement is entered into more than 45 days after receipt by such indemnifying party of such request for reimbursement, (B) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (C) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request for reimbursement prior to the date of such settlement. No such indemnifying party shall, without the written consent of such indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not such indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (1) includes an unconditional release of such indemnified party from all liability arising out of such action or claim and (2) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any such indemnified party. In no event shall such indemnifying parties be liable for the fees and expenses of more than one counsel, including any local counsel, for all such indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.

     (d) If the indemnification provided for in this Section 6 is by its terms due and owing but is unavailable or insufficient to indemnify or hold harmless an indemnified party under Section 6(a) or 6(b) hereof in respect of any losses, damages or liabilities (or actions or claims in respect thereof) referred to therein, then each indemnifying party under Section 6(a) or 6(b) hereof shall contribute to the amount paid or payable by such indemnified party as a result of such losses, damages or liabilities (or actions or claims in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the Placement Agent, on the other hand, from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under Section 6(c) hereof and such indemnifying party was prejudiced in a material respect by such failure, then each such indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault, as applicable, of the Company, on the one hand, and the Placement Agent, on the other hand, in connection with the statements or omissions that resulted in such losses, damages or liabilities (or actions or claims in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by, as applicable, the Company, on the one hand, and the Placement Agent, on the other hand, shall be deemed to be in the same proportion as the total net proceeds from such offering (before deducting expenses) received by the Company bear to the portion of the total Placement Fee received by each Placement Agent. The relative fault, as applicable, of the Company, on the one hand, and the Placement Agent, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, on the one hand, or the Placement Agent, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Placement Agent agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to above in this Section 6(d). The amount paid or payable by such an indemnified party as a result of the losses, damages or liabilities (or actions or claims in respect thereof) referred to above in this Section 6(d) shall be deemed to include any legal or other expenses incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 6(d), the Placement Agent shall not be required to contribute any amount in excess of the amount by which the total price at which the Shares were sold to the Investor exceeds the amount of any damages that the Placement Agent has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933
Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     (e) The obligations of the Company under this Section 6 shall be in addition to any liability that the Company may otherwise have and shall extend, upon the same terms and conditions, to each officer, director, employee, agent or other representative and to each person, if any, who controls the Placement Agent within the meaning of the 1933 Act; and the obligations of the Placement Agent under this Section 6 shall be in addition to any liability that the Placement Agent may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company who signed the Registration Statement and to each person, if any, who controls the Company within the meaning of the 1933 Act.

     (f) The parties to this Agreement hereby acknowledge that they are sophisticated business persons who were represented by counsel during the negotiations regarding the provisions hereof, including, without limitation, the provisions of this Section 6, and are fully informed regarding such provisions. They further acknowledge that the provisions of this Section 6 fairly allocate the risks in light of the ability of the parties to investigate the Company and its business in order to assure that adequate disclosure is made in the Registration Statement, any Preliminary Prospectus, the Prospectus, and any supplement or amendment thereof, as required by the 1933 Act.

     7. Representations and Agreements to Survive Delivery. The respective representations, warranties, agreements and statements of the Company and the Placement Agent, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain operative and in full force and effect regardless of any investigation (or any statement as to the results thereof) made by or on behalf of the Placement Agent or any controlling person of the Placement Agent, the Company or any of its officers, directors or any controlling persons, and shall survive the Closing.

     8. Engagement Period. Pursuant to the Engagement Letter, if the Company sells or agrees to sell any shares of Common Stock to the Investor during the Term or within six months after the end of the Term either (i) privately (i.e., in a transaction not registered under federal securities laws) or (ii) publicly pursuant to a shelf registration, the Company shall pay to the Placement Agent, upon the closing of each such sale, a placement fee. The placement fee shall be equal to 2.5% of the aggregate gross purchase price of the shares of Common Stock sold. The Company agrees to reimburse you, upon request made from time to time, for reasonable out-of-pocket fees and expenses incurred by you in connection with the services provided hereunder, including without limitation the fees and expenses of legal counsel and other advisors. The Company agrees to reimburse the Placement Agent within 10 days of receiving an invoice for such expenses. The terms "Investor" and "term" used in this paragraph shall have the same meaning as used and defined in the Engagement Letter.

     9. Effective Date and Termination.

     (a) This Agreement may be terminated (i) by you at any time at or prior to the Closing Date if any condition specified in Section 5 hereof shall not have been satisfied on or prior to the Closing Date or (ii) by either party if the Closing has not occurred on or before May 23, 2003; provided, however, that the provisions of this Section 9 and of Section 6, Section 8 and Section 10 hereof shall at all times be effective. Any such termination shall be without liability of any party to any other party except as provided in Section 6, Section 8 or
Section 10 hereof.

     (b) If either party terminates this Agreement as provided in Section 9(a), such party shall so notify the other party by telephone, facsimile or telegram, confirmed by letter.

     10. Costs and Expenses. The Company, whether or not the transactions contemplated hereby are consummated or this Agreement is terminated, will bear and pay the costs and expenses incident to the registration of the Shares and public offering thereof, including, without limitation, (a) all expenses (including stock transfer taxes) incurred in connection with the delivery to the Investor of the Shares, the filing fees of the SEC, the fees and expenses of the Company's counsel and accountants and the fees and expenses of counsel for the Placement Agent, (b) the preparation, printing, filing, delivery and shipping of the Registration Statement, each Preliminary Prospectus, the Prospectus and any amendments or supplements thereto and the printing, delivery and shipping of this Agreement and other offering documents, including the Blue Sky Memoranda, and any instruments or documents related to any of the foregoing, (c) the furnishing of copies of such documents to the Placement Agent, (d) the registration or qualification of the Shares for offering and sale under the securities laws of the various states and other jurisdictions, (e) the filing fees of the NASD (if any) and fees and disbursements of counsel to the Placement Agent relating to any review of the offering by the NASD, (f) all printing and engraving costs related to preparation of the certificates for the Shares, including transfer agent and registrar fees, (g) all fees and expenses relating to the authorization of the Shares for trading on the New York Stock Exchange,
(h) all travel expenses, including air fare and accommodation expenses, of representatives of the Company in connection with the offering of the Shares, and (i) all of the other costs and expenses incident to the performance by the Company of the registration and offering of the Shares; provided, that the Placement Agent will bear and pay any advertising costs and expenses incurred by the Placement Agent incident to the public offering of the Shares. The Company shall reimburse the Placement Agent within 10 days of receiving an invoice (and such other supporting documentation as may be reasonably requested by the Company) from the Placement Agent for such costs and expenses.

     11. Notices. All notices or communications hereunder, except as herein otherwise specifically provided, shall be in writing and, if sent to the Placement Agent, shall be mailed, delivered, sent by facsimile transmission, or telegraphed and confirmed, to A.G. Edwards & Sons, Inc. at One North Jefferson Avenue, St. Louis, Missouri 63103, Attention: Albert F. Bender, III, facsimile number (314) 955-6996, with a copy to Morrison & Foerster LLP, Attention: Justin
L. Bastian, facsimile number (650) 494-0792; or if sent to the Company shall be mailed, delivered, sent by facsimile transmission, or telegraphed and confirmed to the Company at 300 One Jackson Place, 188 East Capitol Street, Jackson, MS, 39201-2195, Attention N. Keith McKey, facsimile number (601) 352-1441.

     12. Information Furnished by Placement Agent. The Company acknowledges and agrees that the statements set forth under the caption "Plan of Distribution" in the Prospectus Supplement constitute the only information furnished by or on behalf of the Placement Agent for use in the preparation of the Prospectus as referred to in Section 3(a)(ii) and Section 6 hereof.

     13. Parties. This Agreement shall inure to the benefit of and be binding upon the Placement Agent, the Company and, to the extent provided in Sections 6 and 7, the officers and directors of the Company and each person who controls the Company or the Placement Agent and their respective heirs, executors, administrators, successors and assigns. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, corporation or other entity any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained; this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of the parties hereto and their respective successors and assigns and said controlling persons and said officers and directors, and for the benefit of no other person, corporation or other entity.

     14. Counterparts. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

     15. Pronouns. Whenever a pronoun of any gender or number is used herein, it shall, where appropriate, be deemed to include any other gender and number.

     16. Time of Essence. Time shall be of the essence of this Agreement.

     17. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Missouri, without giving effect to the choice of law or conflict of laws principles thereof.

     If the foregoing is in accordance with your understanding, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between the Company and the Placement Agent.

                           EASTGROUP PROPERTIES, INC.

                           By: /s/ N. Keith McKey
                              -------------------------
                           Title: Chief Financial Officer


Accepted in St. Louis,
Missouri as of the date
first above written.

A.G. EDWARDS & SONS, INC.

By:  /s/ John Moriarty
    --------------------
Title: Managing Director

                                   SCHEDULE I


Pursuant to Section 5(e) of the Placement Agency Agreement, KPMG LLP shall furnish letters to the Placement Agent to the effect that:

     1. They are independent certified public accountants with respect to the Company within the meaning of the Act and the applicable rules and regulations thereunder adopted by the SEC.

     2. In their opinion, the Company's consolidated financial statements and financial statement schedules audited by them and incorporated by reference in the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act and the Securities Exchange Act of 1934 and the related rules and regulations adopted by the SEC.

     3. They have not audited any financial statements of the Company as of any date or for any period subsequent to December 31, 2002; although they have conducted an audit for the year ended December 31, 2002, the purpose (and therefore the scope) of the audit was to enable them to express their opinion on the consolidated financial statements as of December 31, 2002, and for the year then ended, but not on the financial statements for any interim period within that year. Therefore, they are unable to and do not express any opinion on the unaudited consolidated balance sheet as of March 31, 2003, and the unaudited consolidated statements of income, changes in stockholders' equity and cash flows for the three-month periods ended March 31, 2003 and 2002, included in the Company's quarterly report on Form 10-Q for the quarter ended March 31, 2003, incorporated by referenced in the Registration Statement, or on the financial position, results of operations or cash flows as of any date or for any period subsequent to December 31, 2002.

     4. They have read the 2003 minutes of meetings of the stockholders, the board of directors, the investment committee, the compensation committee and the audit committee of the Company and its subsidiaries, as set forth in the minute books at May 13, 2003, officials of the Company having advised them that the minutes of all such meetings through that date were set forth therein; they have carried out other procedures to May 13, 2003, as follows:

     a. With respect to the three-month periods ended March 31, 2003 and 2002, they have:

     (i) Performed the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in SAS Nos. 100 and 71, Interim Financial Information, on the unaudited consolidated financial statements for those periods, described in 3, included in the Company's quarterly report on Form 10-Q for the quarter ended March 31, 2003, incorporated by reference in the Registration Statement.

     (ii) Inquired of certain officials of the Company who have responsibility for financial and accounting matters regarding whether the unaudited consolidated financial statements referred to in 4a(i) comply as to form in all material respects with the applicable accounting requirements of the Securities Exchange Act of 1934 as it applies to Form 10-Q and the related rules and regulations adopted by the SEC.

     b. With respect to the period from April 1, 2003 to May 13, 2003, they have been advised by officials of the Company that no consolidated financial statements as of any date or for any period subsequent to March 31, 2003 were available.

     The foregoing procedures do not constitute an audit conducted in accordance with auditing standards generally accepted in the United States of America. Also, they would not reveal matters of significance with respect to the comments in the following paragraph. Accordingly, KPMG LLP makes no representations regarding the sufficiency of the foregoing procedures for purposes of the Placement Agency Agreement.

     5. Nothing came to their attention as a result of the foregoing procedures, however, that caused them to believe that:

     a. Any material modification should be made to the unaudited consolidated financial statements described in 3, incorporated by reference in the Registration Statement, for them to be in conformity with accounting principles generally accepted in the United States of America.

     b. The unaudited consolidated financial statements described in 3 do not comply as to form in all material respects with the applicable accounting requirements of the Securities Exchange Act of 1934 as it applies to Form 10-Q and the related rules and regulations adopted by the SEC.

     6. As mentioned in 4b, Company officials have advised them that no consolidated financial statements as of any date or for any period subsequent to March 31, 2003, are available; accordingly, the procedures carried out by them with respect to changes in financial statement items after March 31, 2003 have, of necessity, been even more limited than those with respect to the periods referred to in 4a. They have inquired of certain officials of the Company who have responsibility for financial and accounting matters whether at May 13, 2003 there was any change in the capital stock, increase in long-term debt or any decreases in consolidated stockholders' equity of the consolidated companies as compared with amounts shown on the March 31, 2003 unaudited consolidated balance sheet incorporated by reference in the Registration Statement, except in all instances for changes, increases, or decreases that the Registration Statement discloses have occurred or may occur. On the basis of these inquiries and their reading of the minutes as described in 4, nothing came to their attention that caused them to believe that there was any such change, increase, or decrease, except that those officials advised them that the number of shares of the Company's common stock increased by 227,780 shares between March 31, 2003 and May 13, 2003 due to the issuance of 500 shares related to the Company's stock option plan and 227,280 shares related to the conversion of 200,000 shares of the Company's Series B Convertible Preferred Stock. In addition, the Company's common stock decreased by 2,250 shares between March 31, 2003 and May 13, 2003 related to a forfeiture of restricted stock.

     7. In addition to the audit referred to in their report(s) included or incorporated by reference in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraph 6 above, they have carried out certain specified procedures, not constituting an audit in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Placement Agent, which are derived from the general accounting records of the Company and its subsidiaries for the periods covered by their reports and any interim or other periods since the latest period covered by their reports, which appear or are incorporated by reference in the Prospectus, or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Placement Agent, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.

                                   SCHEDULE II
                                  SUBSIDIARIES

100% Owned Subsidiaries of EastGroup Properties, Inc.

         EastGroup Properties General Partners, Inc.
         EastGroup Properties Holdings, Inc.
         Nash IND Corporation
         EastGroup TRS, Inc.

Partnerships and LLC's with Partners and Members Indented:

         EastGroup Properties, LP
            99% EastGroup Properties Holdings, Inc.
             1% EastGroup Properties General Partners, Inc.
         M.O.R. XXXVI Associates Limited
            99% EastGroup Properties, Inc.
             1% EastGroup Properties LP
         Sample I-95 Associates
            99% EastGroup Properties LP
             1% EastGroup Properties General Partners, Inc.
         University Business Center Associates
            80% Profit interest EastGroup Properties, LP
            49% Capital interest EastGroup Properties, LP
            31% Capital interest EastGroup Properties, Inc.
            20% JCB Limited
         EastGroup Southbay, LLC
           100% EastGroup Properties, LP
         EastGroup Property Services, LLC
           100% EastGroup Properties, LP
         EastGroup Property Services of Florida, LLC
           100% EastGroup Property Services, LLC